Exhibit 4.1

THE CHEFS' WAREHOUSE, INC.
Common Stock
Certificate
No.

For Shares Shares
Issued to
SPECIMEN

Dated Date 20 11
FROM WHOM TRANSFERRED

Dated 20

No. Original Certificate	No. Original Shares	No. of Shares Transferred

Received Certificate No.
For Shares
this day of 20

INCORPORATED UNDER THE LAWS OF

No. 0

Shares Shares

THE CHEFS' WAREHOUSE, INC.

Common Stock

This Certifies that SPECIMEN is the owner of
Shares Shares of the Capital Stock of
THE CHEFS' WAREHOUSE, INC.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this day of Date A.D. 20 11

PRESIDENT SECRETARY

SHARES $0.01 par value EACH

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE CORPORATION IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

CERTIFICATE FOR

Shares

SHARES

of the Capital Stock

THE CHEFS' WAREHOUSE, INC.

ISSUED TO

Specimen

DATE

Date ___, 2011

For Value Received ______ *hereby sell, assign and transfer unto* ______________________________

______________________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ *Attorney*

to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________ *20* ____

In presence of

____

____

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.